Exhibit 99.1
The BancAnalysts Association of Boston, Inc. 25th Annual Bank Conference November 2, 2006 D. Bryan Jordan Chief Financial Officer Regions Financial Corporation

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the Securities and Exchange Commission (the "SEC"). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation. 3

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Creating a Top Ten U.S. Bank Holding Company Market Capitalization1 $27 billion 8th Assets2 $142 billion 8th Loans, net of unearned income2 $93 billion 8th Deposits2 $96 billion 8th Branches3 1,999 7th ATMs3 2,739 8th Households3 5 million - 1 As of October 24, 2006 2 As of June 30, 2006 as filed in Form S-4 on August 17, 2006; shown prior to divestiture 3 As of September 30, 2006 7 National Rank

Pro Forma Combined Franchise Footprint AmSouth Regions Morgan Keegan Insurance Source: SNL DataSource. Deposit data as of 30-Jun-2006. NOTE: Divestitures are not included 9

1. Birmingham-Hoover, AL 1 86 $ 6,623 2. Nashville, TN 1 89 6,462 3. Miami, FL 6 75 5,713 4. Tampa-St.Pete-Clearwater, FL 4 86 3,796 5. Memphis, TN-MS-AR 2 73 3,454 6. Mobile, AL 1 42 3,336 7. New Orleans-Metairie-Kenner, LA 4 44 3,091 8. Saint Louis, MO-IL 5 73 2,820 9. Atlanta, GA 6 61 2,492 10. Montgomery, AL 1 31 2,266 11. Jackson, MS 2 44 2,152 12. Huntsville, AL 1 32 1,903 13. Knoxville, TN 2 39 1,876 14. Little Rock-North Little Rock, AR 1 34 1,727 15. Baton Rouge, LA 3 38 1,641 16. Pensacola-Ferry Pass-Brent, FL 1 27 1,469 17. Orlando-Kissimmee, FL 6 50 1,291 18. Chattanooga, TN-GA 3 29 1,275 19. Tuscaloosa, AL 1 16 1,222 20. Shreveport, LA 2 21 1,082 MSA Rank Branches Deposits ($B) Source: SNL DataSource. Deposit data as of 30-Jun-2006; all data shown on pro forma combined basis NOTE: Divestitures are not included Significant Presence in Key MSAs Top 5 Presence in 18 of Top 20 Markets Top 3 Presence in 13 of Top 20 Markets 11

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Making Significant Progress in All Phases of Merger All Stockholder and Regulatory Approvals Received Key Organizational Decisions Major Systems Identified Culture Identity and Development Progressing Divestiture and Branch Consolidation Processes Underway Expect closing to occur in next few days 15

Over 600 Leadership Positions Announced General Banking Group Alabama Andy Stein East Pete Miller Florida Susan Martinez Midwest Steve Schenck Mississippi Ronnie Smith Tennessee Rusty Stephenson West Jack Fleischauer Lines of Business Business Banking Bill Horton Commercial Banking Charles Mayer Consumer Banking Candice Bagby Private Banking Tom Twitty Mortgage Bob Goethe Morgan Keegan Doug Edwards Trust & Asset Mgmt. Ken Alderman Key General Banking and Line of Business Positions

Major Systems Decisions Finalized Core Banking Systems Loans Deposits Trust Credit Brokerage/Investment Banking Systems Mortgage Servicing and Origination Systems Over 150 system decisions made 19

Culture Identity and Development Progressing Culture study completed 500 interviews conducted 300 online surveys completed Established Core Values Mission Statement Brand Identity 21

Branch Divestitures Agreement was reached with Department of Justice and Federal Reserve Board in October to divest 52 branches Expected Impact to Net Income: $40MM in 2007 beginning in 2Q07 (annualized impact would be approximately $53MM) State # of Branches Total Deposits ($B) Total Loans ($B) Alabama 39 $2.0 $1.5 Mississippi 6 .3 .1 Tennessee 7 .4 .1 Total 52 $2.7 $1.7

Branch Consolidations Approximately 160 branches identified Targeted closure dates to coincide with system conversions

Conversion Timeline Combined Product Set & Incentives Complete Sale of Divested Branches 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Brokerage Conversion Mortgage Origination & Servicing Conversion Phase One Branch Conversion Trust Conversion Phase Three Branch Conversion Phase Four Branch Conversion (if needed) Achieve $400 MM Annual Run-rate in Cost Saves Phase Two Branch Conversion

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Securities $ (.2) Goodwill 6.5 Core Deposit Intangible .9 Loans, net of unearned income (2.3) Assets 4.6 Deposits (.1) Stockholders' Equity 5.8 1Company estimates based on June 30, 2006 fair market values. Fair market value purchase accounting adjustments will be measured as of merger close date. Pro Forma Balance Sheet Adjustments ($ in billions) Purchase Accounting Adjustments1

Neutral Interest Rate Sensitivity NOTE: Based on a 12 month instantaneous interest rate shock Parallel Change in Interest Rates % change in Net Interest Income +200 0.85% +100 0.58% -100 -0.51% -200 -1.64% Pro Forma Combined

Purchase Accounting1 Divestitures2 Cost Saves Total Net interest income Provision for loan losses $ (25) - $ (63) (3) - - $ (88) (3) Non-interest income - (38) - (38) Non-interest expense 160 (34) $(150) (24) Pre-tax earnings (185) (64) 150 (99) Income taxes (70) (24) 57 (37) Net income $ (115) $ (40) $ 93 $ (62) EPS, diluted $ (0.16) $ (0.05) $0.13 $(0.08) Difference from merger announcement estimate $ (0.01) - $(0.03) Pro Forma Financial Impact of Merger-Related Items 1Company estimates based on June 30, 2006 fair market values. Fair market value purchase accounting adjustments will be measured as of merger close date. 2 Assume 9- month impact FYE 2007 (in millions, except per share data) $ (0.02)

In Summary...A Lot of Moving Parts Impact of purchase accounting on financial results heaviest early in the merger process and declining over time Cost saves accelerate during the second half of 2007 into 2008 Adverse impact from deposit divestitures begins in second quarter of 2007

Expected Sources of Cost Savings Personnel $200 Occupancy / Equipment 65 Operations / Technology Reductions 75 Corporate / Other 60 Total (Pre-Tax) $400 (Dollars in Millions) Cost Savings Fully Phased- In Full run-rate cost savings achieved by Q2 2008 39

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Florida De Novo Branching Morgan Keegan Improved Market Density Excess Capital Generation Loan Portfolio Combination Creates Strategic Growth Opportunities 43 Increased deposit market share in one of the highest growth states in the United States Leverage AmSouth's de novo branching expertise Branch expansion across high-growth areas of footprint Additional opportunities to leverage Morgan Keegan across AmSouth franchise Attractive markets Benefit from size and diversity Existing capital base Annual earnings Limited credit overlap Greater loan portfolio diversity

Strong Florida Presence Pro Forma Combined Source: SNL Database, as of June 30,2006 45 Regions will have the 4th largest deposit market share for Florida Over $18 billion in deposits Over 400 branches Central $3.0 billion Southwest $2.0 billion North $3.5 billion West $4.0 billion Southeast $5.5 billion

AmSouth has opened 118 Florida offices since 2002 Generated 1.8 billion in deposits Produced 1.3 billion in loans Represents 75,000 consumer households Represents 21,000 business households Given strong market demographics, additional growth opportunities exist 26 additional locations will be opened during the remainder of this year, the majority of which will be in Florida Opportunity to leverage de novo branching expertise across the broader footprint Broader access to demographically attractive markets Opportunities exist for de novo branching in high growth areas such as Texas, the Carolinas, and North Georgia 47 Success in De Novo Branching in Florida

Branch Expansion - 2007 and Beyond Continue focus on branch expansion Follow rigorous process for site selection, planning and profitability 2007 - Open 50 new branches 2008 - Open 100 new branches 78 locations considered viable and are in an active land bank for 2007 and beyond 49

AmSouth Morgan Keegan 300+ brokerage locations in 16 states 1,090 financial advisors Customer assets of $66 billion Trust assets of $41 billion Presence in over 250 Regions bank branches 700 full-service bank branch locations 200 Series 7 licensed financial consultants Trust assets of $28 billion Strong de novo experience capabilities Private banking / 24,000 households Leading Regional Brokerage Platform to be Levered Across Broader Franchise 97 Morgan Keegan locations in AmSouth's footprint Leverage private banking capabilities Increased Florida opportunities 51

Strong Local Market Share Top U.S. Banks Weighted Average Market Share1 Wells Fargo 23.8% BB&T 21.3 Regions / AmSouth 20.4 Wachovia 20.3 JPMorgan Chase 19.2 Bank of America 18.8 Fifth Third 18.7 US Bancorp 17.8 Regions 15.7 AmSouth 15.4 National City 15.1 SunTrust 14.9 Citigroup 10.9 Regions will compare favorably in terms of local market share relative to other top 10 banking franchises 1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data. Note: Excludes divested branches.

Enhanced Capital Generation Pro Forma Combined Dividends cap ratio excess cap East 50 25 25 Dividend Requirement $1 billion Capital Ratio Maintenance $0.5 billion Excess Capital $0.5 billion Annual Earnings = $2 Billion 55

A Balanced Loan Portfolio Pro Forma Combined Residential Real Estate Construction Consumer Commercial Real Estate Small/Middle Market Business 20 13 22 17 28 Residential Real Estate 20% Construction 13% Consumer 22% Commercial Real Estate 17% Small/Middle Market Business 28% Total Combined Loans = $93 Billion* Minimal Overlapping Credits 57 * Form S-4 filed August 17, 2006

This Combination Creates... Strategic growth opportunities Strong market density Excess capital High dividend yield Substantial cost saves First year cash accretion for shareholders 59